Exhibit 32.1
CERTIFICATION BY THE CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U. S. C. SECTION 1350, AS
ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, I, Vladimir Tenev, hereby certify that, to the best of my knowledge, Robinhood Markets, Inc.’s Quarterly Report on Form 10-Q for the year ended March 31, 2023 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Robinhood Markets, Inc.
Date:    May 10, 2023
/s/Vladimir Tenev
Vladimir Tenev
Chief Executive Officer